                            [GREENTREE LETTERHEAD]

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated April 1, 1998, (98-3), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 16, 1998 to July 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 30th day of July, 1998.

                                             GREEN TREE FINANCIAL CORP.




                                             BY: /s/Phyllis A. Knight
                                             --------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and
                                             Treasurer


    GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.6588%, 5.95%, 6.03%,6.10%, 6.22%, 6.76%
  PASS-THROUGH CERTIFICATES, SERIES 1998-3
    CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES        CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
           MONTHLY REPORT                                           TRUST ACCOUNT  #3336513-0
              Jul-98                                                REMITTANCE DATE 8/03/98


                                                                                     Total $            Per $1,000
                                                                                     Amount              Original
                                                                               -----------------    ------------------
CLASS A CERTIFICATES
--------------------------------------
  (1a) Amount available( including Monthly Servicing Fee)                          6,398,578.00
                                                                               ----------------

   (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                     0.00
                                                                               ----------------

   (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                            6,398,578.00
                                                                               ----------------

A. Interest
   (2)  Aggregate  interest
        a. Class A-1 Remittance Rate (5.6588%)                                           5.6588%
                                                                               ----------------
        b. Class A-1 Interest                                                         75,270.90           3.60147847
                                                                               ----------------     ----------------

        c. Class A-2 Remittance Rate (5.95%)                                               5.95%
                                                                               ----------------
        d. Class A-2 Interest                                                        138,833.33           4.95833321
                                                                               ----------------     ----------------

        e. Class A-3 Remittance Rate (6.03%)                                               6.03%
                                                                               ----------------
        f. Class A-3 Interest                                                        301,500.00           5.02500000
                                                                               ----------------     ----------------

        g. Class A-4 Remittance Rate (6.10%)                                               6.10%
                                                                               ----------------
        h. Class A-4 Interest                                                        152,500.00           5.08333333
                                                                               ----------------     ----------------

        i. Class A-5 Remittance Rate (6.22%, unless
            the Weighted Average Contract Rate is
            less than 6.22%)                                                               6.22%
                                                                               ----------------
        j. Class A-5 Interest                                                        544,250.00           5.18333333
                                                                               ----------------     ----------------

        k. Class A-6 Remittance Rate 6.76%, (unless
            the Weighted Average Contract Rate is
            less than 6.76%)                                                               6.76%
                                                                               ----------------
        l. Class A-6 Interest                                                      1,006,113.33           5.63333331
                                                                               ----------------     ----------------

   (3)  Amount applied to:
        a. Unpaid Class A Interest Shortfall                                               0.00                    0
                                                                               ----------------     ----------------

   (4)  Remaining:
        a. Unpaid Class A Interest Shortfall                                               0.00                    0
                                                                               ----------------     ----------------

B. Principal
   (5)  Formula Principal Distribution  Amount                                     2,774,971.31                  N/A
                                                                               ----------------     ----------------
        a. Scheduled Principal                                                       394,524.34                  N/A
                                                                               ----------------     ----------------
        b. Principal Prepayments                                                   2,635,441.19                  N/A
                                                                               ----------------     ----------------
        c. Liquidated Contracts                                                       20,500.79                  N/A
                                                                               ----------------     ----------------
        d. Repurchases                                                                     0.00                  N/A
                                                                               ----------------     ----------------
        e. Current Month Advanced Principal                                          620,012.03                  N/A
                                                                               ----------------     ----------------
        f. Prior Month Advanced Principal                                           (895,507.04)                 N/A
                                                                               ----------------     ----------------

   (6)  Pool Scheduled Principal Balance                                         491,455,839.88
                                                                               ----------------

   (6b) Adjusted Pool Principal Balance                                          490,835,827.85         981.67165570
                                                                               ----------------     ----------------
   (6c) Pool Factor                                                                  0.98167166
                                                                               ----------------

                             [GREENTREE LETTERHEAD]

      GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.6588%, 5.95%, 6.03%,6.10%,6.22%, 6.76%
    PASS-THROUGH CERTIFICATES, SERIES 1998-3
       CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES               CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
               MONTHLY REPORT                                                 TRUST ACCOUNT  #3336513-0
                  Jul-98                                                       REMITTANCE DATE 8/03/98
                  PAGE 2

    (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                          0.00
                                                                ----------------

    (8) Class A Percentage for such Remittance Date                        91.39%
                                                                ----------------

    (9) Class A Percentage for the following  Remittance Date              91.34%
                                                                ----------------

    (10)  Class A  Principal Distribution:
        a. Class A-1                                                2,774,971.31        132.77374689
                                                                ----------------    ----------------
        b. Class A-2                                                        0.00          0.00000000
                                                                ----------------    ----------------
        c. Class A-3                                                        0.00          0.00000000
                                                                ----------------    ----------------
        d. Class A-4                                                        0.00          0.00000000
                                                                ----------------    ----------------
        e. Class A-5                                                        0.00          0.00000000
                                                                ----------------    ----------------
        g. Class A-6                                                        0.00          0.00000000
                                                                ----------------    ----------------

    (11)  Class A-1 Principal Balance                              11,735,827.85        561.52286364
                                                                ----------------    ----------------
   (11a)  Class A-1 Pool Factor                                       0.56152286
                                                                ----------------

    (12)  Class A-2 Principal Balance                              28,000,000.00        1000.0000000
                                                                ----------------    ----------------
   (12a)  Class A-2 Pool Factor                                       1.00000000
                                                                ----------------

    (13)  Class A-3 Principal Balance                              60,000,000.00        1000.0000000
                                                                ----------------    ----------------
   (13a)  Class A-3 Pool Factor                                       1.00000000
                                                                ----------------

    (14)  Class A-4 Principal Balance                              30,000,000.00        1000.0000000
                                                                ----------------    ----------------
   (14a)  Class A-4 Pool Factor                                       1.00000000
                                                                ----------------

    (15)  Class A-5 Principal Balance                             105,000,000.00        1000.0000000
                                                                ----------------    ----------------
   (15a)  Class A-5 Pool Factor                                       1.00000000
                                                                ----------------

    (16)  Class A-6 Principal Balance                             178,600,000.00        1000.0000000
                                                                ----------------    ----------------
   (16a)  Class A-6 Pool Factor                                       1.00000000
                                                                ----------------

    (17) Unpaid Class A Principal Shortfall
           (if any)following current Remittance Date                        0.00
                                                                ----------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

        (18)  31-59 days                                            1,512,280.12                  44
                                                                ----------------    ----------------

        (19)  60 days or more                                         682,002.00                  14
                                                                ----------------    ----------------

        (20) Current Month Repossessions                               70,309.74                   3
                                                                ----------------    ----------------

        (21)  Repossession Inventory                                   70,309.74                   3
                                                                ----------------    ----------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

    GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.6588%, 5.95%, 6.03%,6.10%,6.22%, 6.76%
     PASS-THROUGH CERTIFICATES, SERIES 1998-3
       CLASS A1,A2,A3,A4,A5,A6, CERTIFICATES                          CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
            MONTHLY REPORT                                                                TRUST ACCOUNT  #3336513-0
               Jul-98                                                                     REMITTANCE DATE 8/03/98
               PAGE 3


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in May 2002.)

(22) Average Sixty - Day Delinquency Ratio Test

        (a)  Sixty - Day Delinquency Ratio for current Remittance Date                         0.15%
                                                                                          ---------

        (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 3.5%)                                                              N/A %
                                                                                          ---------

(23)  Average Thirty - Day Delinquency Ratio  Test

        (a)  Thirty - Day Delinquency Ratio for current Remittance Date                        0.31%
                                                                                          ---------

        (b)  Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 5.5%)                                                             N/A %
                                                                                          ---------

(24)  Cumulative Realized Losses Test

        (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
             5.5% from June 1, 2002 to May 31, 2003,
             6.5% from June 1, 2003 to May 31, 2004; 8.5%  from                                0.00%
                                                                                          ---------
             June 1, 2004 to May 31, 2005 and 9.5% thereafter)

(25)  Current Realized Losses Test

        (a)  Current Realized Losses for current Remittance Date                          17,011.77
                                                                                          ---------

        (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
               Remittance and for current Remittance Date;
               may not exceed 2.25%)                                                           0.01%
                                                                                          ---------

(26)  Class M-1 Principal Balance Test

        (a)   The sum of Class M-1 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date is greater than 22.5%                                                      15.70%
                                                                                          ---------

(27)  Class B Principal Balance Test

        (a)  Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than $15,000,000.00        0.00
                                                                                          ---------

        (b)  Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12.75%                8.61%
                                                                                          ---------


      GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.86%, 7.29%, 8.07%
    PASS-THROUGH CERTIFICATES, SERIES 1998-3
         CLASS M1 CERTIFICATES                                      CUSIP NO. #393505-E57, E65, E73
           MONTHLY REPORT                                                 TRUST ACCOUNT  #3336513-0
              Jul-98                                                    REMITTANCE DATE 8/03/98
              PAGE 4

                                                                         Total $            Per $1,000
                                                                         Amount              Original
                                                                    -----------------   -----------------
CLASS M-1 CERTIFICATES
-----------------------
(28) Amount available( including Monthly Servicing Fee)                 1,405,139.13
                                                                    ----------------
A.   Interest
     (29)  Aggregate  interest

        (a) Class M-1 Remittance Rate 6.86%, unless the
        Weighted Average Contract Rate is less than 6.86%)                      6.86%
                                                                    ----------------

        (b) Class M-1 Interest                                            200,083.33          5.71666657
                                                                    ----------------    ----------------

        (c) Interest on Class M-1 Adjusted Principal Balance                    0.00
                                                                    ----------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount               0.00
                                                                    ----------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                0.00
                                                                    ----------------

     (32) Amount applied to:
        a. Unpaid Class M-1 Interest Shortfall                                  0.00                   0
                                                                    ----------------    ----------------

    (33) Remaining:
        a. Unpaid Class M-1 Interest Shortfall                                  0.00                   0
                                                                    ----------------    ----------------

B.   Principal
    (34) Formula Principal Distribution  Amount                                 0.00                 N/A
                                                                    ----------------    ----------------
        a. Scheduled Principal                                                  0.00                 N/A
                                                                    ----------------    ----------------
        b. Principal Prepayments                                                0.00                 N/A
                                                                    ----------------    ----------------
        c. Liquidated Contracts                                                 0.00                 N/A
                                                                    ----------------    ----------------
        d. Repurchases                                                          0.00                 N/A
                                                                    ----------------    ----------------

    (35) Class M-1 Principal Balance                                   35,000,000.00       1000.00000000
                                                                    ----------------    ----------------
   (35a)  Class M-1 Pool Factor                                           1.00000000
                                                                    ----------------

    (36) Class M-1 Percentage for such Remittance Date                          0.00%
                                                                    ----------------

    (37)  Class M-1  Principal Distribution:
        a. Class M-1 (current)                                                  0.00          0.00000000
                                                                    ----------------    ----------------
           b. Unpaid Class M-1 Principal Shortfall
                (if any) following prior Remittance Date                        0.00
                                                                    ----------------

    (38) Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                           0.00
                                                                    ----------------

    (39) Class M-1 Percentage for the following Remittance Date                 0.00%
                                                                    ----------------

    (40) Class M-1 Liquidation Loss Interest
        (a) Class M-1 Liquidation Loss Amount                                   0.00
                                                                    ----------------

        (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                                 0.00
                                                                    ----------------

        (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                                  0.00
                                                                    ----------------

        (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                          0.00
                                                                    ----------------

        (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                             0.00
                                                                    ----------------


                             [GREENTREE LETTERHEAD]

      GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.86%, 7.29%, 8.07%
    PASS-THROUGH CERTIFICATES, SERIES 1998-3
          CLASS B CERTIFICATES
            MONTHLY REPORT
               Jul-98                                       CUSIP NO. #393505-E57, E65, E73
                                                                  REMITTANCE DATE 8/03/98

CLASS BI CERTIFICATES
------------------------
                                                                                         Total $           Per $1,000
                                                                                          Amount            Original
                                                                                    -----------------   -----------------
(1) Amount  Available less the Class A
    Distribution Amount  and Class M-1 Distribution
    Amount (including Monthly Servicing Fee)                                            1,205,055.80
                                                                                    ----------------

(2) Class B-1 Adjusted Principal Balance                                                        0.00
                                                                                    ----------------

(3) Class B-1 Remittance Rate  (7.29%
    unless Weighted Average Contract Rate
    is below 7.29%)                                                                             7.29%
                                                                                    ----------------

(4) Interest on Class B-1 Adjusted Principal Balance                                            0.00
                                                                                    ----------------

(3) Aggregate Class B1 Interest                                                           136,687.50          6.07500000
                                                                                    ----------------    ----------------

(4) Amount applied to Unpaid
     Class B1 Interest Shortfall                                                                0.00                0.00
                                                                                    ----------------    ----------------

(5) Remaining Unpaid Class B1
     Interest Shortfall                                                                         0.00                0.00
                                                                                    ----------------    ----------------

(6) Amount applied to Class B-1
     Interest Deficiency Amount                                                                 0.00
                                                                                    ----------------

(7) Remaining Unpaid Class B-1
     Interest Deficiency Amount                                                                 0.00
                                                                                    ----------------

(8) Unpaid Class B-1 Principal Shortfall
      (if any) following prior Remittance Date                                                  0.00
                                                                                    ----------------

(8a) Class B Percentage for such Remittance Date                                                0.00
                                                                                    ----------------

(9)  Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                     0.00          0.00000000
                                                                                    ----------------    ----------------

(10a) Class B1 Principal Shortfall                                                              0.00
                                                                                    ----------------

(10b) Unpaid Class B1 Principal Shortfall                                                       0.00
                                                                                    ----------------

(11) Class B Principal Balance                                                         42,500,000.00
                                                                                    ----------------

(12) Class B1 Principal Balance                                                        22,500,000.00
                                                                                    ----------------
(12a) Class B1 Pool Factor                                                                1.00000000
                                                                                    ----------------

(13) Class B-1 Liquidation Loss Interest
       (a) Class B-1 Liquidation Loss Amount                                                    0.00
                                                                                    ----------------

       (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                         0.00
                                                                                    ----------------

       (c) Remaining Class B-1 Liquidation Loss Interest Amount                                 0.00
                                                                                    ----------------

       (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall               0.00
                                                                                    ----------------

       (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                       0.00
                                                                                    ----------------

                             [GREENTREE LETTERHEAD]

        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.86%, 7.29%, 8.07%
     PASS-THROUGH CERTIFICATES, SERIES 1998-3
           CLASS B CERTIFICATES
             MONTHLY REPORT
                Jul-98                                                           CUSIP NO. #393505-E57, E65, E73
                PAGE 2                                                                     REMITTANCE DATE 8/03/98

                                                                                Total $           Per $1,000
CLASS B2 CERTIFICATES                                                           Amount             Original
--------------------------------------                                    -----------------   ---------------
(14) Remaining Amount Available                                               1,068,368.30
                                                                          ----------------

(15) Class B-2 Remittance Rate ( 8.07%
         unless Weighted Average Contract
         Rate is less than 8.07%)                                                     8.07%
                                                                          ----------------

(16) Aggregate Class B2 Interest                                                134,500.00          6.72500000
                                                                          ----------------    ----------------

(17)  Amount applied to Unpaid
       Class B2 Interest Shortfall                                                    0.00                0.00
                                                                          ----------------    ----------------

(18) Remaining Unpaid Class B2
        Interest Shortfall                                                            0.00                0.00
                                                                          ----------------    ----------------

(19) Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                                        0.00
                                                                          ----------------

(20) Class B2 Principal Liquidation Loss Amount                                       0.00
                                                                          ----------------

(21) Class B2 Principal (zero until class B1 paid down: thereafter,
     Class B Percentage
     of formula Principal Distribution Amount)                                        0.00          0.00000000
                                                                          ----------------    ----------------

(22) Guarantee Payment                                                                0.00
                                                                          ----------------

(23) Class B2 Principal Balance                                              20,000,000.00
                                                                          ----------------
(23a) Class B2 Pool Factor                                                      1.00000000
                                                                          ----------------

(24)   Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
       Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class B-2  Distribution
       Amount, if the Company or Green Tree Financial Servicing Corp.
       is the Servicer)                                                         206,044.29
                                                                          ----------------


(25) Class B-3I Guarantee Fee                                                   727,824.01
                                                                          ----------------

(26) Class B-3I Distribution Amount                                                   0.00
                                                                          ----------------

(27) Class B-3I Formula Distribution Amount (all Excess
       Interest plus Unpaid Class B-3I Shortfall)                                     0.00
                                                                          ----------------

(28) Class B-3I Distribution Amount (remaining Amount Available)                      0.00
                                                                          ----------------

(29) Class B-3I Shortfall (26-27)                                                     0.00
                                                                          ----------------

(30) Unpaid Class B-3I Shortfall                                                      0.00
                                                                          ----------------

(31) Class M-1 Interest Deficiency on such Remittance Date                            0.00
                                                                          ----------------

(32) Class B-1 Interest Deficiency on such Remittance Date                            0.00
                                                                          ----------------

(33) Repossessed Contracts                                                       70,309.74
                                                                          ----------------
(34) Repossessed Contracts Remaining in Inventory                                70,309.74
                                                                          ----------------

(35) Weighted Average Contract Rate                                                9.57323
                                                                          ----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.